UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Cleary, Gottieb Steen & Hamilton

1 Liberty Plaza

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 through June 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

CONTENTS

Objectives	1
Management	1
Forward-Looking Statements	2
Market Information	2
Highlights	3
Chairman’s Statement	4
Investment Advisor’s Report	5
Top Ten Holdings	7
Investment Portfolio	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Results of the Annual Stockholders’ Meeting	19
Other Information	19
Fund Management	20
Dividend Reinvestment and Cash Purchase Plan	23
Directors and Administration	24

OBJECTIVES

JF China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. More recently, A-Shares, which are listed in China, have become available for acquisition by institutional investors including the Fund (indirectly). Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’), although in Asia it also uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.2 trillion as of June 30, 2010.

The Fund’s lead portfolio manager is Emerson Yip, Senior Portfolio Manager of JPMAM’s Greater China investment team in Hong Kong.

JUNE 30, 2010	JF CHINA REGION FUND, INC. 1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

•	The Wall Street Journal (daily online at www.WSJ.com/Free)

The estimated net asset value is published in

•	The Wall Street Journal under “Closed-End Funds” (every Saturday)

•	www.jfchinaregion.com

2 JF CHINA REGION FUND, INC.	JUNE 30, 2010

HIGHLIGHTS (unaudited)

	JUNE 30, 2010 US$ (Unaudited)	DECEMBER 31, 2009 US$ (Audited)
Net Assets	$89.7 million	$98.5	million
Net Asset Value Per Share	$13.91	$15.2	7

Market Data
Share Price on the New York Stock Exchange	$11.99	$13.7	8
Discount to Net Asset Value	13.8%	9.8%

Total Return for the Six Months Ended June 30, 2010
Net Asset Value		(8.9)%
Share Price		(13.0)%

JFC Benchmark Index*		(7.6)%
MSCI Hong Kong Index (Total)		(3.5)%
MSCI China Index (Total)		(6.0)%
MSCI Taiwan Index (Total)		(12.8)%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: MSCI Golden Dragon Index (Total). The MSCI Golden Dragon Index (Total) is comprised of 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total).
Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC;
Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.
**	Commencement of operations. Source: J.P. Morgan Asset Management.

JUNE 30, 2010	JF CHINA REGION FUND, INC. 3

Chairman’s Statement
JUNE 30, 2010

Dear fellow Stockholder,

Performance

The increased volatility in the six months to June 30, 2010 served as a reminder that the global economy remains in a fragile state. The Greater China markets contracted during the period against a backdrop of monetary tightening measures in China and concerns over sovereign debt markets in Europe. During the period, the Fund’s net asset value (‘NAV’) declined 8.9%, underperforming the benchmark, the MSCI Golden Dragon Index (total), which fell by 7.6%. The Fund’s share price fell 13.0%, reflecting a widening of the discount from 9.8% to 13.8%. The Fund’s underperformance was largely attributable to stock selection in Taiwan and an underweight position in Hong Kong equities.

Investment Manager

In my 2009 Annual Report Chairman’s Statement, I reported that the Board had approached a number of managers, including J.P. Morgan Asset Management, to submit proposals as to how the Fund could be re-positioned for more effective investment results. Having considered a number of proposals, the independent directors of the Fund unanimously agreed proposals with its current Investment Advisor, JF International Management Inc. (the ‘Advisor’), that, if fully implemented, would be expected to result in an investment style that the independent directors believe will better differentiate the Fund from other US-listed Greater China closed-end funds. The Board released an announcement to this effect on July 9, 2010 which summarized the following key proposals:

•	To increase the portfolio’s concentration through increased weightings to the Advisor’s highest-conviction stock selections;

•	A likely corresponding reduction in portfolio turnover, as holding higher-conviction selections is expected to result in longer holding periods;

•	To increase the Fund’s exposure to mid cap / small cap companies in the Greater China markets;

•	That Mr. Emerson Yip will be the Fund’s lead portfolio manager. He will work closely with his Greater China colleagues at J.P. Morgan Asset Management, the parent company of the Advisor, located in Hong Kong;

•	Seek to increase China A-Share exposure by approximately $20m at the time of investment. This strategic investment is in addition to the Fund’s current ability to invest up to 10% of its total assets in other China A-Share investment companies.

Conditional on achieving this increase in China A-Share exposure, the Fund will:

•	Change its benchmark to a composite comprising the CSI 300 Index and the MSCI Golden Dragon Index in proportion to the Fund’s holdings in China A-Shares and other Greater China shares.

The timing of the Fund’s ability to invest in China A-Shares remains uncertain and is subject to then market conditions and necessary regulatory approvals. The Board will provide stockholders with a progress update in due course.

Outlook

Investor sentiment has clearly been affected by recent negative global news flow and the Greater China markets are likely to continue to encounter high levels of volatility in the short term at least. That said, your Board remains positive about the mid to long term growth opportunities in the region, particularly as fundamentals and company balance sheets in China point towards an encouraging state of affairs. Your Board is confident that the proposals to differentiate the Fund will achieve more effective results and is optimistic about the future prospects for the Fund.

Respectfully submitted

The Rt. Hon. The Earl of Cromer
Chairman

August 26, 2010

For more information please refer to the Fund’s website at www.jfchinaregion.com

4 JF CHINA REGION FUND, INC.	JUNE 30, 2010

Investment Advisor’s Report

During the six months ended June 30, 2010, the Fund produced a total return on net assets of –8.9%, underperforming the benchmark return of –7.6% by 1.3%. The largest detractor from performance was stock selection in Taiwan. Conversely, stock selection in Hong Kong contributed positively to returns. The effects of country allocation were largely neutral during the period although the portfolio’s overweight position in China detracted slightly from performance as it was the laggard market during the period.

China

Market Performance

Chinese equities fell by 1.6% in a quarter of volatile trading, as jitters about the solvency of the Greek government dominated global financial news headlines while investors remained concerned over China’s potential tightening measures. At the National People’s Congress (‘NPC’), the government reaffirmed its “pro-growth” stance. The overhang of the banking sector also eased after guidance of capital-raising plans and measures to control loans to local government-related projects.

Over the second quarter, Chinese equities were sold off (especially domestic A-shares), as the Chinese government intensified efforts to cool off domestic property markets and enforced stringent management of local government financing platforms. Renewed worries in Europe also added to concerns over the sustainability of China’s growth prospects. Within the MSCI China Index, telecommunications was the best performing sector, while domestic cyclicals (ie materials) were among the worst performing sectors.

Market Outlook

While the Chinese government is focused on reducing property investment or speculation, there are risks that already announced tightening measures could lead to a more pronounced impact on property prices and volumes, as well as the overall economy, than the government would have expected. On the positive side, however, markets may perceive falling property prices as indications that the government may gradually ease pressure of further policy tightening. We believe that China’s economic structure is increasingly re-balancing from an investment driven to a consumption-driven growth model. That said, the transition could cause some growing pain in the short term, while China’s investment growth may have peaked and GDP growth might moderate towards 8% from the past 10 year average of 10%.

Instability in financial markets is likely to persist short term but fundamentals and balance sheets remain strong in China.

Hong Kong

Market Performance

In the first quarter of 2010, Hong Kong equities were weighed down by heightened global risk aversion and incrementally tighter liquidity. The primary reasons were continued European economic weakness and selective tightening measures undertaken by the Chinese government, notably in the property sector. Given the causes for this downturn, the property and export sectors in Hong Kong were predictably the hardest hit.

In the second quarter of 2010, real economic activity continued to pick up in Hong Kong, as evidenced by strong trade data driven by intra-Asian trade. However, there were signs of a liquidity slowdown with a rising Hong Kong interbank offer rate, weakening exchange rate, and slowing deposit growth. Inflation picked up moderately to a 2.5% year-over-year increase in May, although this is likely to be tempered by slowing global economic momentum.

Market Outlook

While the liquidity situation in Hong Kong appears to have hit a temporary setback, we maintain our view that global policymakers, including China, will not

JUNE 30, 2010	JF CHINA REGION FUND, INC. 5

Investment Advisor’s Report (continued)

tighten monetary policy prematurely. Indeed, there is talk of a second fiscal stimulus in China that could further fuel liquidity and growth in Hong Kong. Sentiments remain a key determinant for short term performance but the market should be supported by strong fundamentals and reasonable valuations. Despite continued policy noise, property counters are well supported by the fundamental demand/supply situation amidst ample liquidity while banks are able to selectively find avenues of growth in China related lending. Over the long term, China’s decision to de-peg the Renminbi (‘RMB’) should mean that Hong Kong’s economy and equities stand to benefit from both incoming capital, taking advantage of the RMB appreciation, as well as the internationalization of the RMB for trade and other purposes.

Taiwan

Market Performance

After outperforming China and Hong Kong by a wide margin in the second half of 2009, the Taiwan market was under profit taking pressure in the first quarter of 2010 amid the delay of the ECFA (‘Economic Cooperation Framework Agreement’ — the preferential trade agreement between China and Taiwan), contagion from sovereign debt defaults and China’s potential rate hike. Daily turnover contracted with a lack of retail and institutional buying. Technology stocks in general underperformed, while commodity sectors (ie plastic and glass) continued to outperform on better supply discipline as well as strong demand from China.

Despite generally good results in the first quarter of 2010 and upbeat guidance for the second quarter of 2010, the contagion of the sovereign debt crisis in the Euro zone hurt sentiment and led Taiwanese stocks to be among the worst performing markets in Asia over the second quarter. The higher beta technology stocks underperformed in general with opto-electronic and hardware suffering the most. The main concern remains whether strength of demand could be due to overbooking and may not be sustainable into the second half of 2010 given the weak global outlook. The ECFA was officially signed in the end of June but market reaction was tepid.

Market Outlook

Taiwan investors remain concerned about the sovereign debt crisis in Europe, which may potentially slow down the EU economy and purchasing power. Visibility remains low but the supply chain is not burdened with particularly high inventory levels. The Taiwan market could stay range bound until more clarity on end demand for the second half of 2010 emerges, given concerns with potential overbooking. Investor interest could remain in ECFA related and high dividend yield stocks.

We remain optimistic about Greater China markets, albeit with increased volatility, and will be selectively accumulating positions on any weakness as a result.

Emerson Yip
August 26, 2010

6 JF CHINA REGION FUND, INC.	JUNE 30, 2010

TOP TEN HOLDINGS
AT JUNE 30, 2010 (Unaudited)

% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’) manufactures and markets integrated circuits. The Company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.	5.3
China Construction Bank Corp. ‘H’ provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.	5.3
China Mobile, Ltd. through its subsidiaries, provides cellular telecommunications services in the People’s Republic of China and Hong Kong.	5.0
Industrial & Commercial Bank of China ‘H’ provides a broad range of personal and corporate commercial banking services all over China. The Bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.	4.8
CNOOC, Ltd. through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.	4.7
China Life Insurance Co., Ltd. ‘H’ offers a wide range of life, accident and health insurance products and services.	3.7
Hon Hai Precision Industry Co., Ltd. manufactures and markets personal computer (‘PC’) connectors and cable assemblies used in desktop PCs and PC servers.	3.4
Cheung Kong Holdings Ltd. through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels, and invests in securities.	2.7
Tencent Holdings, Ltd. provides internet, mobile, and telecommunication value-added services in China. The Company has an instant messaging community in China. Tencent also provides online advertising services.	2.6
Bank of China, Ltd. ‘H’ provides a complete range of banking and other financial services to individual and corporation customers worldwide. The Bank’s services include retail banking, Great Wall credit card and debit card services, consumer credit, foreign currency transaction, corporate banking, settlement and clearing, investment banking, and fund management businesses.	2.6

JUNE 30, 2010	JF CHINA REGION FUND, INC. 7

INVESTMENT PORTFOLIO
AT JUNE 30, 2010 (Unaudited)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS (unless otherwise noted)
CHINA (40.3%)
Commercial Banks (12.5%)
Bank of China Ltd., ‘H’	4,497,000	2,292,708
China Construction Bank Corp., ‘H’	5,729,000	4,664,483
Industrial & Commercial Bank of China, ‘H’	5,749,000	4,223,026
		11,180,217
Construction Materials (1.4%)
BBMG Corp., ‘H’	693,000	722,644
China National Building Material Co., Ltd., ‘H’	302,000	486,340
		1,208,984
Energy Equipment & Services (0.9%)
China Oilfield Services Ltd., ‘H’	670,000	792,446
Food & Staples Retailing (1.2%)
Lianhua Supermarket Holdings Co., Ltd., ‘H’	284,000	1,044,909
Food Products (2.5%)
China Yurun Food Group Ltd.	362,000	1,145,938
Tingyi Cayman Islands Holding Corp.	448,000	1,105,775
		2,251,713
Health Care Equipment & Supplies (0.0%)
Trauson Holdings Co. (a)	89,000	41,146
Insurance (6.3%)
China Life Insurance Co., Ltd., ‘H’	733,000	3,261,690
China Pacific Insurance Group Co., Ltd., ‘H’	198,000	792,061
Ping An Insurance Group Co. of China Ltd., ‘H’	195,000	1,611,456
		5,665,207
Internet Software & Services (2.6%)
Tencent Holdings Ltd.	140,900	2,361,331
Machinery (0.7%)
Sany Heavy Equipment International Holdings Co., Ltd.	526,000	589,030
Marine (0.6%)
China Shipping Development Co., Ltd., ‘H’	446,000	569,893
Metals & Mining (0.7%)
Jiangxi Copper Co., Ltd., ‘H’	353,000	666,388
Multiline Retail (2.5%)
Intime Department Store Group Co., Ltd.	907,000	914,350
Parkson Retail Group Ltd.	776,500	1,322,271
		2,236,621
Oil, Gas & Consumable Fuels (5.1%)
China Petroleum & Chemical Corp., ‘H’	2,428,000	1,979,966
China Shenhua Energy Co., Ltd., ‘H’	458,500	1,678,107
Yanzhou Coal Mining Co., Ltd., ‘H’	456,000	893,624
		4,551,697
Real Estate Management & Development (1.2%)
China Vanke Co., Ltd., ‘B’	1,032,486	1,085,934
Specialty Retail (0.3%)
Zhongsheng Group Holdings Ltd. (a)	228,500	281,704
Textiles, Apparel & Luxury Goods (1.8%)
Anta Sports Products Ltd.	410,000	746,613
Li Ning Co., Ltd.	266,000	881,326
		1,627,939
TOTAL CHINA		36,155,159
HONG KONG (31.4%)
Auto Components (0.5%)
Minth Group Ltd.	368,000	439,507
Commercial Banks (2.1%)
BOC Hong Kong Holdings Ltd.	496,500	1,138,770
Industrial & Commercial Bank of China Asia Ltd.	295,492	787,407
		1,926,177
Communications Equipment (0.3%)
VTech Holdings Ltd.	23,000	247,961
Containers & Packaging (0.6%)
AMVIG Holdings Ltd.	1,006,000	530,977
Distributors (1.2%)
Li & Fung Ltd.	244,000	1,101,414
Diversified Financial Services (0.6%)
Guotai Junan Securities Co., Ltd., ADR (a)	1,004,000	554,418

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8 JF CHINA REGION FUND, INC.	JUNE 30, 2010

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — continued
Gas Utilities (0.6%)
China Resources Gas Group Ltd.	358,000	507,560
Independent Power Producers & Energy Traders (1.0%)
China Resources Power Holdings Co., Ltd.	380,000	866,686
Industrial Conglomerates (0.9%)
Jardine Matheson Holdings Ltd.	23,828	837,316
Marine (2.1%)
Orient Overseas International Ltd. (a)	138,000	995,980
Shun Tak Holdings Ltd.	1,730,000	904,224
		1,900,204
Oil, Gas & Consumable Fuels (4.7%)
CNOOC Ltd.	2,453,000	4,214,917
Real Estate Management & Development (10.8%)
Cheung Kong Holdings Ltd.	207,000	2,403,113
China Resources Land Ltd.	528,000	1,003,532
Glorious Property Holdings Ltd.	1,697,000	488,164
Hang Lung Properties Ltd.	387,000	1,498,420
Kerry Properties Ltd.	306,500	1,340,241
Poly Hong Kong Investment Ltd.	1,071,000	1,063,174
Wharf Holdings Ltd.	385,000	1,886,213
		9,682,857
Specialty Retail (0.5%)
GOME Electrical Appliances Holdings Ltd. (a)	1,439,000	439,818
Textiles, Apparel & Luxury Goods (0.5%)
Daphne International Holdings Ltd.	450,000	458,848
Wireless Telecommunication Services (5.0%)
China Mobile Ltd.	447,000	4,489,001
TOTAL HONG KONG		28,197,661
TAIWAN (26.8%)
Chemicals (1.9%)
Formosa Chemicals & Fibre Corp.	331,000	763,335
Formosa Plastics Corp.	431,110	912,360
		1,675,695
Commercial Banks (1.1%)
Taishin Financial Holdings Co., Ltd. (a)	2,509,245	976,162
Computers & Peripherals (1.9%)
Acer, Inc.	289,630	677,845
Compal Electronics, Inc.	892,000	1,072,960
		1,750,805
Diversified Financial Services (1.4%)
Fubon Financial Holding Co., Ltd. (a)	1,108,000	1,244,847
Electrical Equipment (0.9%)
Silitech Technology Corp.	308,000	795,606
Electronic Equipment, Instruments & Components (6.4%)
Chimei Innolux Corp. (a)	856,975	890,807
Hon Hai Precision Industry Co., Ltd. (a)	845,716	3,000,533
Largan Precision Co., Ltd.	30,700	493,012
Nan Ya Printed Circuit Board Corp.	94,000	384,700
Unimicron Technology Corp.	636,000	938,219
		5,707,271
Food & Staples Retailing (0.7%)
President Chain Store Corp.	221,000	654,097
Insurance (1.7%)
Cathay Financial Holding Co., Ltd. (a)	1,015,000	1,517,848
Shin Kong Financial Holding Co., Ltd. (a)	318	110
		1,517,958
Real Estate Management & Development (1.1%)
Huaku Development Co., Ltd. (a)	392,000	974,769
Semiconductors & Semiconductor Equipment (9.7%)
Advanced Semiconductor Engineering, Inc.	1,782,000	1,422,538
MediaTek, Inc.	105,638	1,487,674
Powertech Technology, Inc.	214,000	600,078
Richtek Technology Corp.	55,300	467,266
Taiwan Semiconductor Manufacturing Co., Ltd.	2,504,057	4,722,651
		8,700,207
TOTAL TAIWAN		23,997,417

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JF CHINA REGION FUND, INC. 9

INVESTMENT PORTFOLIO
AT JUNE 30, 2010 (Unaudited) (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
INVESTMENT COMPANY
HONG KONG (0.4%)
JF China Pioneer A-Share Fund (a)	16,843	378,462
TOTAL INVESTMENTS (98.9% of Net Assets) (Cost $80,061,889)		88,728,699
Other assets in excess of liabilities (1.1% of Net Assets)		983,312
NET ASSETS (100.0%)		89,712,011

As of June 30, 2010, aggregate cost for Federal income tax purposes was $80,061,889. The aggregate unrealized gain for all securities is as follows
Excess of market value over cost	11,438,079
Excess of cost over market value	(2,771,269)
Net unrealized gain	8,666,810

NOTES TO INVESTMENT PORTFOLIO:;
ADR –	American Depositary Receipt
(a)	Non-income producing security.
B	Chinese security traded on the Shenzhen Stock Exchange or Shanghai Stock Exchange.
H	Chinese security traded on the Hong Kong Stock Exchange.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10 JF CHINA REGION FUND, INC.	JUNE 30, 2010

STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2010 (Unaudited)

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $80,061,889)	88,728,699
Cash (including foreign currencies with a cost of $2,032,087 and value of $2,039,442)	2,172,566
Receivable for securities sold	5,087,411
Dividends receivable	330,902
Total Assets	96,319,578

LIABILITIES:
Payables
Payable for securities purchased	6,371,793
Accrued liabilities
Investment advisory fees	84,329
Directors’ fees and expenses	3,326
Custodian and accounting fees	46,402
Administration fees	41,061
Other	60,656
Total Liabilities	6,607,567
Net Assets	89,712,011

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	318,670
Accumulated realized loss on investments and foreign currency transactions	(18,340,570)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	8,675,290
Net Assets	89,712,011
Net Asset Value Per Share ($89,712,011 ÷ 6,447,637)	13.91

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JP CHINA REGION FUND, INC. 11

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $81,966)	1,081,775
Total Investment Income	1,081,775

EXPENSES:
Investment advisory fees	463,803
Directors’ fees and expenses	123,068
Custodian and accounting fees	75,186
Administration fees	43,390
Insurance fees	22,149
Shareholder service fees	12,313
Shareholder report fees	17,577
Audit fees	30,745
Legal fees	63,486
NYSE listing fee	12,339
Other expenses	25,378
Total Expenses	889,434
Net Investment Income	192,341

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates	2,293,938
Foreign currency transactions	(11,456)
Net realized gain	2,282,482
Net change in unrealized appreciation/depreciation
Investments in non-affiliates	(11,228,376)
Foreign currency translations	8,334
Change in net unrealized appreciation/depreciation	(11,220,042)
Net realized and unrealized gain on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(8,937,560)
Net increase in net assets resulting from operations	(8,745,219)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12 JF CHINA REGION FUND, INC.	JUNE 30, 2010

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Six Months Ended June 30, 2010 (Unaudited) (in US$)	Year Ended December 31, 2009 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	192,341	147,802
Net realized gain (loss) on investment transactions	2,282,482	(6,407,057)
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(11,220,042)	43,858,914
Net (decrease) increase in net assets resulting from operations	(8,745,219)	37,599,659

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	—	(398,980)
Total distributions to shareholders	—	(398,980)
Total increase (decrease) in net assets	(8,745,219)	37,200,679

NET ASSETS:
Beginning of period	98,457,230	61,256,551
End of period (including undistributed net investment income of $318,670 and $126,329, respectively)	89,712,011	98,457,230

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637
Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JF CHINA REGION FUND, INC. 13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	For the Six Months Ended June 30, 2010 (Unaudited) (in US$)	For the Year Ended December 31, 2009 (in US$)	For the Year Ended December 31, 2008 (in US$)	For the Year Ended December 31, 2007 (in US$)	For the Year Ended December 31, 2006 (in US$)	For the Year Ended December 31, 2005 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	15.27	9.50	30.24	22.82	16.04	14.06
Net investment income	0.03	0.02	0.32	0.11	0.07	0.13
Net realized and unrealized gain (loss)	(1.39)	5.81	(16.36)	12.54	6.80	1.91
Total from investment operations	(1.36)	5.83	(16.04)	12.65	6.87	2.04
Dividends from net investment income	—	(0.06)	(0.01)	(1.25)	(0.09)	(0.06)
Distributions from net realized gains	—	—	(4.69)	(3.98)	—	—
Total distributions	—	(0.06)	(4.70)	(5.23)	(0.09)	(0.06)
Net asset value, end of period	13.91	15.27	9.50	30.24	22.82	16.04
Market value, end of period	11.99	13.78	8.77	25.47	22.80	13.71
Total Investment Return
Per share market value *	(13.0%)	57.8%	(45.6%)	35.0%	67.1%	7.6%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	89,712,011	98,457,230	61,256,551	138,632,521	104,623,906	73,558,649
Ratios of total expenses to average net assets	1.92%	2.12%	1.92%	1.54%	1.95%	2.08%
Ratios of net investment income to average net assets	0.41%	0.19%	0.98%	0.39%	0.36%	0.90%
Portfolio turnover rate	34.8%	101.0%	114.8%	118.8%	192.4%	121.8%
Number of shares outstanding at end of period (in thousands)	6,448	6,448	6,448	4,585	4,585	4,585

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14 JF CHINA REGION FUND, INC.	JUNE 30, 2010

NOTES TO FINANCIAL STATEMENTS
AT JUNE 30, 2010 (Unaudited)

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i)  Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the exchange rate in effect on the valuation date. Investments in open end mutual funds are valued at current day’s closing net asset value per share.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$88,728,699	$—	$—	$88,728,699

#	All portfolio holdings designated as Level 1 are disclosed individually in the Investment Portfolio. Please refer to the Investment Portfolio for industry specifics of the portfolio holdings.

JUNE 30, 2010	JF CHINA REGION FUND, INC. 15

NOTES TO FINANCIAL STATEMENTS
AT JUNE 30, 2010 (Unaudited) (continued)

ii)  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii)  Restricted and Illiquid Securities — The Fund invests in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

iv)  Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v)  Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

3. Investment Transactions

The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund’s Prospectus.

During the six months ended June 30, 2010, the Fund made purchases of $32,137,303 and sales of $32,668,156 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

16 JF CHINA REGION FUND, INC.	JUNE 30, 2010

4. Related party, Other Service Provider Transactions and Directors

i)  JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets. Investments in funds on which the Advisor or its affiliates charges a management fee are excluded from the calculation.

ii)  During the six months ended June 30, 2010, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

iii)  Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Investor Services, Co. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Fund. The Fund pays an annual administration fee of $87,500 in respect of tax, compliance, financial reporting and regulatory services.

JPMorgan Chase Bank, N.A. (‘JPMCB’), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee computed daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $25,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv)  Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $22,000, the Audit Committee Chairman $26,000 and the Chairman $32,000 plus a $3,000 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

5. Capital Share Transactions

On September 10, 2009, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i)  Share Repurchase Program — The Fund was authorized to repurchase up to 644,764 shares (10% of its then issued and outstanding shares) in the open market through September 9, 2010. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the six months ended June 30, 2010 and the year ended December 31, 2009, the Fund did not repurchase any shares under the share repurchase program.

6. Risks and Uncertainties

i)  China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic,

JUNE 30, 2010	JF CHINA REGION FUND, INC. 17

NOTES TO FINANCIAL STATEMENTS
AT JUNE 30, 2010 (Unaudited) (continued)

political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At June 30, 2010, the Fund had 40.7%, 32.2%, and 27.1% of its total investments invested in China, Hong Kong, and Taiwan, respectively.

ii)  Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii)  Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

18 JF CHINA REGION FUND, INC.	JUNE 30, 2010

Results of the Annual Stockholders’ Meeting

The Fund held its annual stockholders’ meeting on May 13, 2010. At this meeting, stockholders elected the following nominees to the Fund’s Board of Directors.

I) Election of Directors

Nominees	Votes For	Votes Withheld	Shares Not Voted	Total Voting Shares
Alexander R. Hamilton	5,253,332	140,241	1,054,064	6,447,637
John R. Rettberg	5,255,534	138,039	1,054,064	6,447,637

OTHER INFORMATION

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and
Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3477; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2010.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of May 5, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

JUNE 30, 2010	JF CHINA REGION FUND, INC. 19

Fund Management

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors
The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2012; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), London Asia Capital plc (financial); Sunrise New Energy Group Limited (utility); Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Schroder AsiaPacific Fund Limited (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2013; Director since 1994.	Director of Citic Pacific Limited (infrastructure), China Cosco Holdings Company Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services).	1	See Principal Occupation.

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2011; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	See Principal Occupation.

20 JF CHINA REGION FUND, INC.	JUNE 30, 2010

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors (continued)
John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2013; Director since 2008	Trustee, JPMorgan Alternative Products mutual fund Board 1997 to 2009.	1	See Principal Occupation.
Interested Director & President of the Fund
Simon J Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class I Director and President	Term as Director ends in 2012; Director since May, 2009 & President since 2003	Managing Director, J.P. Morgan Asset Management.	1	None.

*	The Fund is the only fund in the Fund Complex.

JUNE 30, 2010	JF CHINA REGION FUND, INC. 21

Fund Management
(continued)

Information pertaining to the officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors
Michael J. James (May 11, 1967) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Treasurer	Since 2006**	Treasurer of the Fund; Vice President, J.P. Morgan Asset Management.

Christopher D. Legg (March 12, 1982) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2008**	Secretary of the Fund; Associate, J.P. Morgan Asset Management.

Muriel Y.K. Sung (September 25, 1966) 8 Connaught Road Central/Hong Kong Chief Compliance Officer	Since 2004**	Chief Compliance Officer of the Fund; Vice President, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

22 JF CHINA REGION FUND, INC.	JUNE 30, 2010

Dividend Reinvestment and Cash Purchase Plan
(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A. P. O. Box 43010 Providence, RI 02940-3010 USA Telephone No.: 800-426-5523 (toll-free) www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

JUNE 30, 2010	JF CHINA REGION FUND, INC. 23

Directors and Administration
(Unaudited)

Officers and Directors	The Rt. Hon. The Earl of Cromer —
Director and Chairman of the Board
Simon J. Crinage — Director and President
Alexander R. Hamilton — Director
Julian M. I. Reid — Director
John R. Rettberg — Director
Michael J. James — Treasurer
Christopher D. Legg — Secretary
Muriel Y.K. Sung — Chief Compliance Officer

Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	J.P. Morgan Investor Services, Co. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Cleary Gottlieb Steen & Hamilton LLP New York: 1 Liberty Plaza New York, New York 10006 U.S.A.
Hong Kong: Bank of China Tower 1 Garden Road Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

24 JF CHINA REGION FUND, INC.	JUNE 30, 2010

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This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.

ITEM 2. CODE OF ETHICS.

Not required for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable to a semiannual report.
(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund's principal executive and principal financial officers have concluded that the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not required for this filing.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not required for this filing.

(a)(4) Not required for this filing.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/s/_____________________________

Simon Crinage

President and Principal Executive Officer

September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

Simon Crinage

President and Principal Executive Officer

September 3, 2010

By:	/s/____________________________

Michael J. James

Treasurer and Principal Financial Officer

September 3, 2010